Exhibit 99.1

FOR IMMEDIATE RELEASE                                 Contact: Craig Smith
                                                               CFO
                                                               480-296-0442
                                                               craigs@vitrix.com


             VITRIX ANNOUNCES FISCAL THIRD QUARTER FINANCIAL RESULTS


Tempe, ARIZ. (April 30, 2003)--VITRIX, Inc. (OTC: VRXI), the parent company of Time America, Inc., a leading developer and marketer of time and labor management solutions, today announced unaudited financial results for its fiscal third quarter ended March 31, 2003.

Revenue for the quarter ended March 31, 2003 increased 33% to $1,005,306, compared to revenue of $757,425 for the quarter ended March 31, 2002. The net loss from operations for the quarter ended March 31, 2003 decreased 88% to $14,930, compared to a net loss from operations of $126,161 for the quarter ended March 31, 2002. The net loss for the quarter ended March 31, 2003 decreased 76% to $34,473, or $.00 per basic share, compared to a net loss of $145,194, or $.02 per basic share, for the quarter ended March 31, 2002.

Revenue for the nine-month period ended March 31, 2003 increased 33% to $3,150,307, compared to revenue of $2,366,187 for the nine-month period ended March 31, 2002. The net loss from operations for the nine-month period ended March 31, 2003 decreased 93% to $31,665, compared to a net loss from operations of $447,858 for the nine-month period ended March 31, 2002. The net loss for the nine-month period ended March 31, 2003 decreased 82% to $89,420, or $.01 per basic share, compared to a net loss of $510,417, or $.08 per basic share, for the nine month period ended March 31, 2002.

"I am pleased to state that we achieved revenues in excess of $1 million for the third consecutive quarter and revenue growth exceeded 30% for the third consecutive quarter, which are records for the Company. The 33% quarterly revenue growth was achieved with only a 4% increase in operating expenses", stated Thomas S. Bednarik, President and CEO.

"We have been placing increased focus on engaging additional dealers in underserved geographic areas and on expansion of key client accounts and intend to continue these efforts for the foreseeable future. Additionally, in April we expanded our sales team with two highly experienced industry sales executives, both of whom bring high caliber sales and time and attendance domain expertise. Also, we continued to expand our business with a leading managed services company by receiving an order for the eighteenth system, with a number of additional sites under consideration," added Bednarik.

The Company also reported that its recent Dealer Conference, held in Tempe and attended by a number of the Company's top dealers, was a rousing success. The Company has adopted a format to formally meet with its dealers and value-added partners on a semi-annual basis to exchange ideas, foster communication amongst the dealers and to share Company plans and programs.


ABOUT VITRIX, INC.:

Based in Tempe, Arizona, VITRIX, Inc., through its wholly owned subsidiary, Time America, Inc., is a leading developer of client-server and web-based workforce management solutions. With over fourteen years of experience, Time America's family of GENESIS PRO(TM), HourTrack(TM) and NETtime(TM) solutions deliver cost-effective management of labor resources and automation of time and attendance data collection, workforce scheduling, and payroll processing. For more information please visit the Company's Web site at http://www.timeamerica.com.

                                     -more-

                                  VITRIX, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                    MARCH 31,       JUNE 30,
                                                                      2003            2002
                                                                   -----------    -----------
                                                                   (Unaudited)
                                     ASSETS
Current Assets:
    Cash and cash equivalents                                      $   140,048    $   195,249
    Accounts receivable - trade, net                                   494,269        615,084
    Inventory                                                          267,171        174,697
    Prepaid expenses and other current assets                           41,645         47,708
                                                                   -----------    -----------

      TOTAL CURRENT ASSETS                                             943,133      1,032,738

PROPERTY AND EQUIPMENT, NET                                            119,505        142,984
                                                                   -----------    -----------

      TOTAL ASSETS                                                 $ 1,062,638    $ 1,175,722
                                                                   ===========    ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
    Current portion of long-term debt                              $   280,701    $   134,068
    Accounts payable                                                   361,902        355,381
    Accrued liabilities                                                133,769        214,641
    Deferred revenue                                                   273,820        311,143
                                                                   -----------    -----------

      TOTAL CURRENT LIABILITIES                                      1,050,192      1,015,233

LONG-TERM DEBT, LESS CURRENT PORTION                                   630,950        733,555
                                                                   -----------    -----------

      TOTAL LIABILITIES                                              1,681,142      1,748,788
                                                                   -----------    -----------

COMMITMENTS:                                                                --             --

STOCKHOLDERS' EQUITY (DEFICIT):
    Common stock, $.005 par value, 50,000,000 shares authorized,
      9,267,168 and 9,105,828 shares issued and outstanding             46,336         45,529
    Contributed capital                                              6,095,295      6,052,120
    Accumulated deficit                                             (6,760,135)    (6,670,715)
                                                                   -----------    -----------

      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                            (618,504)      (573,066)
                                                                   -----------    -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)         $ 1,062,638    $ 1,175,722
                                                                   ===========    ===========

                                  VITRIX, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                     THREE MONTHS ENDED           NINE MONTHS ENDED
                                         MARCH 31,                     MARCH 31,
                                    2003           2002           2003           2002
                                -----------    -----------    -----------    -----------
Revenues:
   Product sales                $   785,132    $   600,803    $ 2,505,350    $ 1,904,758
   Services revenue                 220,174        156,622        644,957        461,429
                                -----------    -----------    -----------    -----------

     TOTAL REVENUES               1,005,306        757,425      3,150,307      2,366,187
                                -----------    -----------    -----------    -----------

COST OF REVENUES:
   Product                          353,078        251,032      1,030,831        810,357
   Services                         129,895        104,574        385,550        355,682
                                -----------    -----------    -----------    -----------

     TOTAL COST OF REVENUES         482,973        355,606      1,416,381      1,166,039
                                -----------    -----------    -----------    -----------

GROSS PROFIT                        522,333        401,819      1,733,926      1,200,148
                                -----------    -----------    -----------    -----------

COSTS AND EXPENSES:
   Sales and marketing              216,746        188,714        768,752        614,009
   Research and development         147,506        171,814        480,373        516,827
   General and administrative       173,011        167,452        516,466        517,170
                                -----------    -----------    -----------    -----------

     TOTAL COSTS AND EXPENSES       537,263        527,980      1,765,591      1,648,006
                                -----------    -----------    -----------    -----------

NET LOSS FROM OPERATIONS            (14,930)      (126,161)       (31,665)      (447,858)
                                -----------    -----------    -----------    -----------

OTHER INCOME (EXPENSE):
   Interest expense                 (19,630)       (21,068)       (58,992)       (67,598)
   Other                                 81            933            122          1,991
   Interest income                        6          1,102          1,115          3,048
                                -----------    -----------    -----------    -----------

                                    (19,543)       (19,033)       (57,755)       (62,559)
                                -----------    -----------    -----------    -----------

NET LOSS                        $   (34,473)   $  (145,194)   $   (89,420)   $  (510,417)
                                ===========    ===========    ===========    ===========

BASIC LOSS PER SHARE            $     (0.00)   $     (0.02)   $     (0.01)   $     (0.08)
                                ===========    ===========    ===========    ===========

WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING             9,219,902      7,706,661      9,194,268      6,759,240
                                ===========    ===========    ===========    ===========

Certain information and comments contained in this press release may be forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). Factors set forth in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 and subsequently filed Form 10-QSBs, together with other factors that appear in this press release or in the Company's other Securities and Exchange Commission filings could affect the Company's actual results and could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company, in this press release.